Exhibit 99.1

Press release

Sharon AI Expands Executive Leadership Team to Support Next Phase of Growth and Delivery

New York, 27th August 2026 – SharonAI Holdings Inc. (NASDAQ: SHAZ) (“Sharon AI” or the “Company”), a leading Australian Neocloud and trusted AI infrastructure partner, today announced an expansion of its executive leadership team to support the Company’s next phase of disciplined growth and delivery.

The expanded structure establishes dedicated executive accountability across Sharon AI’s company-wide operations and AI infrastructure delivery as the Company scales its multi-site, multi-country AI Factory platform.

As part of the leadership expansion:

●	David Burns has been appointed Chief Operating Officer, with responsibility for the end-to-end delivery and operation of Sharon AI’s expanding AI infrastructure estate.

●	Andrew Leece, Sharon AI’s current Chief Operating Officer and Co-founder, will move into the dedicated role of Head of Strategic Partnerships and Co-founder, providing founder-level sponsorship across the Company’s most important customer, data centre and strategic relationships.

The leadership changes reflect the increasing scale and complexity of Sharon AI’s operations. Responsibilities previously held within broader roles are being assigned to specialist executives, establishing clear accountability while retaining the experience and institutional knowledge of the leaders who have built the business.

“As Sharon AI grows, we are building the specialist leadership capability required to deliver with discipline and at scale,” said James Manning, Chief Executive Officer and Co-founder of Sharon AI.

“These appointments establish clear accountability across operational delivery, infrastructure capacity and strategic partnerships. They strengthen our ability to convert customer commitments and contracted capacity into live AI infrastructure while continuing to build trusted, long-term relationships across our partner ecosystem.

“Andrew has played a central role in building Sharon AI’s operating capability and advancing our AI Factory deployments. As Co-founder, his knowledge of our business, customers and partner ecosystem is invaluable. His new mandate will enable him to focus on the founder-level relationships that are critical to Sharon AI’s long-term success.”

Strengthening operational delivery

As Chief Operating Officer, David Burns will lead the end-to-end delivery and operation of Sharon AI’s multi-site, multi-country AI infrastructure estate.

The role will bring together program management, procurement, the consolidated customer order book and partner-delivered services, with accountability for accelerating the journey from customer order to live operational capacity.

David brings more than 35 years of experience leading and transforming technology, telecommunications and services businesses across Australia, the United States, Europe and Asia. He has held senior executive roles at Telstra and IBM, with responsibility spanning P&L leadership, customer delivery, managed services, infrastructure, transformation and major acquisitions.

Most recently, David served as Group Executive, Telstra Enterprise, where he led the company’s Australian B2B and international portfolio. As COO at Sharon AI, he will lead operational strategy and execution, helping the company scale its AI infrastructure platform with a strong focus on delivery, customer outcomes and financial performance.

David Burns said “AI is moving at a pace unlike any technology shift I’ve experienced in my career, and the opportunity ahead for Sharon AI is significant. What excites me is the challenge of turning that opportunity into execution - building the operational capability, partnerships and discipline needed to deliver for customers at scale.

“Sharon AI has an ambitious strategy and a strong position in a rapidly evolving market. I’m looking forward to working alongside the team to translate that ambition into outcomes for our customers, partners and shareholders.”

Dedicated founder-level strategic partnerships

In his new role as Head of Strategic Partnerships and Co-founder, Andrew Leece will provide executive sponsorship and long-term continuity across Sharon AI’s priority customer, data centre and strategic relationships.

The dedicated mandate separates long-term relationship stewardship from day-to-day commercial negotiations and operational delivery, enabling Andrew to focus his experience and founder perspective on partnerships that are central to Sharon AI’s growth.

“Sharon AI has reached a point where the scale of our customer commitments, infrastructure pipeline and partner ecosystem requires more specialised leadership,” said Andrew Leece, Co-founder of Sharon AI.

“I am proud of the operating capability we have built and the progress we are making across our AI Factory platform. My new role will allow me to focus on strengthening the strategic relationships that underpin our capacity, delivery and long-term growth, while supporting the expanded leadership team as we move into this next phase.”

The appointments and leadership changes will take effect from 7th September 2026.

ENDS

About Sharon AI

Sharon AI (NASDAQ: SHAZ) is a leading Australian Neocloud delivering trusted sovereign AI infrastructure. Through its AI Factory platform and world-class ecosystem of technology and co-location partners, Sharon AI expands access to the scalable capabilities organizations need to build, train and run AI, from model training through to inference. Serving customers globally, Sharon AI helps organizations move faster from AI potential to measurable value. For more information, visit www.sharonai.com.

Contacts

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Disclosure Information

Sharon AI primarily uses its Investor Relations page (https://sharonai.com/investors/) to disclose material non-public information and to comply with its disclosure obligations under Regulation FD. The Company also notes that, at times, it discloses material non-public information through other communication mediums including, but not limited to, its X account (sharon__ai) and/or LinkedIn account (sharon-AI), press releases, and regulatory filings with the SEC, or through conference calls, webcasts, and investor days, etc. that the company may hold.

Forward-Looking Statements

This press release may contain, and our officers and representatives may from time to time make, “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, which are not historical facts, and which are not assurances of future performance. Forward-looking statements are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. In some cases, you can identify these statements by forward-looking words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “should,” “would,” “project,” “strategy,” “plan,” “expect,” “goal,” “seek,” “future,” “likely” or the negative or plural of these words or similar expressions or references to future periods. Examples of such forward-looking statements include but are not limited to express or implied statements regarding Sharon AI’s management team’s expectations, hopes, beliefs, intentions or strategies regarding the future including, without limitation, statements regarding:

●	Service and product offerings;
●	The deployment of assets and expansion of network procurement;
●	Sharon AI’s ability to engage with additional potential customers;
●	Expansion of Sharon AI’s data center footprint and capacity; and
●	The strengthening of Sharon AI’s partner network.

In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. You are cautioned that such statements are not guarantees of future performance and that actual results or developments may differ materially from those set forth in these forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results to differ materially from these forward-looking statements include, among others, all of the risks described in the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K filed with the SEC and other reports subsequently filed with the SEC. Additional assumptions, risks and uncertainties are described in detail in our registration statements, reports and other filings with the SEC, which are available at www.sec.gov.

The forward-looking statements and other information contained in this press release are made as of the date hereof and Sharon AI does not undertake any obligation to update publicly or revise any forward-looking statements or information, whether as a result of new information, future events or otherwise, unless so required by applicable securities laws.